Assets and liabilities held for sale	6 Months Ended
Mar. 31, 2023
Assets and liabilities held for sale
Assets and liabilities held for sale

Note 17. Assets and liabilities held for sale

The assets and liabilities of certain businesses were classified as held for sale. As these businesses do not constitute a major line of business for the Group, they have not been classified as discontinued operations.

Transactions completed during First Half 2023

Advance Asset Management Limited and BT Superannuation funds

The sale of Advance Asset Management Limited to Mercer (Australia) completed on 31 March 2023. This sale resulted in a pre-tax gain on sale of $243 million ($256 million post-tax). On 1 April 2023, Westpac merged its BT personal and corporate superannuation funds with Mercer Super Trust also. In Half Year 2023, an expense recovery of $53 million has been recognised in operating expenses. Both businesses included in the Specialist Business division.

Balance sheet presentation

Details of the assets and liabilities held for sale are as follows:

	As at	As at	As at
	31 March	30 Sept	31 March
$m	2023	2022	2022
Assets held for sale
Cash and balances with central banks	-	-	8
Other financial assets	-	20	18
Life insurance assets	-	-	2,479
Deferred tax assets	-	-	43
Intangible assets	-	55	-
Other assets	-	-	152
Total assets held for sale	-	75	2,700
Liabilities held for sale
Other financial liabilities	-	31	17
Life insurance liabilities	-	-	414
Provisions	-	1	65
Deferred tax liabilities	-	-	3
Other liabilities	-	-	185
Total liabilities held for sale	-	32	684